$$/nofolio

                                                                  EXECUTION COPY

                      AMENDMENT NO. 1 TO CREDIT AGREEMENT

                                 This AMENDMENT NO. 1 TO CREDIT AGREEMENT is
                          made and entered into as of June 23, 2000, by and among CENTURY MAINTENANCE SUPPLY, INC., a Delaware corporation (the "Borrower"), and the Required Lenders (as defined in Article I of the Credit Agreement).

                                   RECITALS

       A. The Borrower, the Lenders (as defined in Article I of the Credit Agreement), Salomon Brothers Inc., and Citicorp USA, Inc., entered into a Credit Agreement dated as of July 8, 1998 (as amended and otherwise modified to the date hereof, the "Credit Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Credit Agreement.

       B. The Borrower requested certain changes to the Credit Agreement, and has agreed to certain changes to other provisions of the Credit Agreement.

       C. The Required Lenders are willing to so amend the Credit Agreement on the terms and conditions set forth herein.

       D. The Borrower and the Required Lenders are entering into this Amendment pursuant to Section 9.08(b) of the Credit Agreement.

                                  AGREEMENTS

       In Consideration of the foregoing Recitals, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Required Lenders agree as follows:

       1. Dividends and Distributions; Restrictions on Ability of Subsidiaries to Pay Dividends. Section 6.05(a)(4) is amended by inserting new clauses (iv) and (v) as follows:

              (iv) the Borrower may apply up to $5,000,000 to repurchase Exchangeable Preferred Stock (including accreted PIK liquidation preference thereon), but only if, after giving effect to such repurchase,
       (A) the Borrower is in pro forma compliance with all covenants under this Agreement, based on Adjusted EBITDA for the four most recently ended fiscal quarters and after giving effect to any Borrowings needed to fund such repurchase and (B) no Default has occurred and is continuing; or

              (v) in addition to the amount referred to in clause (iv) above, the Borrower may apply up to an additional $5,000,000 to repurchase Exchangeable Preferred Stock (including accreted PIK liquidation preference thereon), but only if, after giving effect to such repurchase,
       (A) the Borrower is in pro forma compliance with all covenants under this Agreement, based on Adjusted EBITDA for the four most recently ended fiscal quarters and after giving effect to any Borrowings needed to fund such repurchase, (B) no Default has occurred and is continuing and (c) the Debt/Adjusted EBITDA Ratio on a pro forma basis (taking account of such repurchase and computed for the four most recently ended fiscal quarter) shall not exceed 3.0:1.0; or

       2. Debt/Adjusted EBITDA Ratio. Section 6.10 of the Credit Agreement is amended in its entirety to read as follows:

       SECTION 6.10 Debt/Adjusted EBITDA Ratio. The Debt/Adjusted EBITDA Ratio shall not exceed the following amounts as of the ends of fiscal quarters of the Borrower ending nearest to the following dates:

--------------------------------------------------------------------------------------------------
 Fiscal Quarter                              Debt/Adjusted EBITDA Ratio
    Ending        --------------------------------------------------------------------------------
   Nearest to        1998      1999      2000      2001      2002      2003      2004      2005
--------------------------------------------------------------------------------------------------
 March 31                        4.25      3.50      3.25      2.75      2.00      2.00      2.00
--------------------------------------------------------------------------------------------------
 June 30                         4.25      3.50      3.25      2.75      2.00      2.00      2.00
--------------------------------------------------------------------------------------------------
 September 30          4.25      4.25      3.50      3.25      2.75      2.00      2.00      2.00
--------------------------------------------------------------------------------------------------
 December 31           4.25      3.50      3.25      2.75      2.00      2.00      2.00      2.00
--------------------------------------------------------------------------------------------------

              and thereafter, 2.00.

       3. Minimum EBITDA. Section 6.11 of the Credit Agreement is hereby deleted in its entirety. All references to Section 6.11 shall also be deleted in their entirety. All other Section numbers shall remain the same.

       4. Interest Coverage Ratio. Sections 6.12(d) of the Credit Agreement is amended in its entirety to read as follows:

       (d) The ratio of Adjusted EBITDA to Consolidated Interest Expense for the period of four fiscal quarters ending nearest to each of the following dates, shall not be less than the following ratios:

     ------------------------------------------------------------------------------------------
                                         Consolidated Interest Coverage Ratio
       Fiscal Quarter    ----------------------------------------------------------------------
      Ending Nearest to     1999      2000      2001      2002      2003      2004      2005
     ------------------------------------------------------------------------------------------
      March 31                          2.75      3.25      3.75      4.50      4.50      4.50
     ------------------------------------------------------------------------------------------
      June 30                 2.25      2.75      3.25      3.75      4.50      4.50      4.50
     ------------------------------------------------------------------------------------------
      September 30            2.25      2.75      3.25      3.75      4.50      4.50      4.50
     ------------------------------------------------------------------------------------------
      December 31             2.75      3.25      3.75      4.50      4.50      4.50      4.50
     ------------------------------------------------------------------------------------------

              and thereafter, 4.50.

       5. Fixed Charge Coverage Ratio. Section 6.13 of the Credit Agreement is amended in its entirety to read as follows:

       SECTION 6.13 Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio for the period of four fiscal quarters ending nearest to each of the following dates, shall not be less than the following ratios:

        ----------------------------------------------------------------------
                            Fixed Charge Coverage Ratio
                            --------------------------------------------------
         Fiscal Quarter
        Ending Nearest to     2000    2001    2002    2003    2004    2005
        ----------------------------------------------------------------------
        March 31              1.20    1.10    1.10    1.05    1.05    1.05
        ----------------------------------------------------------------------
        June 30               1.20    1.10    1.10    1.05    1.05    1.05
        ----------------------------------------------------------------------
        September 30          1.20    1.10    1.10    1.05    1.05    1.05
        ----------------------------------------------------------------------
        December 31           1.10    1.10    1.10    1.05    1.05    1.05
        ----------------------------------------------------------------------

               and thereafter, 1.05.

      6. Binding Effect and Effectiveness. This Amendment may be executed in as many counterparts as may be convenient and shall become binding when the Borrower, and the Required Lenders have each executed and delivered at least one counterpart.

      7. Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of New York, without regard to the conflicts of law provisions thereof.

      8. Reference to Credit Agreement. Except as amended hereby, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. On and after the effectiveness of the amendment to the Credit Agreement accomplished hereby, each reference in the Credit Agreement, to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference to the Credit Agreement shall be deemed a reference to the Credit Agreement, as amended hereby, as the case may be.

       IN WITNESS WHEREOF, the parties hereto have caused this Consent and Waiver to be duly executed by their respective officers as of the date first above written.

                                       CENTURY MAINTENANCE SUPPLY, INC.

                                       by     /s/ Richard Penick
                                         ----------------------------
                                       Name:  Richard Penick
                                       Title: Vice-President



                                       Acknowledged by:

                                       CITICORP USA, INC., as Administrative
                                       Agent and Collateral Agent

                                       SALOMON SMITH BARNEY INC., as Arranger,
                                       Advisor and Syndication Agent,

                                       LENDERS
                                       -------
                                       CITICORP USA, INC.


                                       FLOATING RATE POPRTFOLIO

                                       By:  INVESCO SENIOR SECURED
                                       MANAGEMENT INC., as attorney in
                                       fact


                                       FIRST UNION NATIONAL BANK,


                                       ING HIGH INCOME PRINCIPAL
                                       PRESERVATION FUND HOLDINGS, LDC


                                       ROYAL BANK OF CANADA,


                                       KZH-SOLEIL-2 CORPORATION,


                                       TRANSAMERICA LIFE INSURANCE AND
                                       ANNUITY COMPANY,

                                       WELLS FARGO BANK,



                                       FIRST DOMINION,



                                       DRESDNER BANK,



                                       GALAXY CLO 1999-1 LTD,